UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 27, 2023

New Mountain Guardian IV BDC, L.L.C.

(Exact name of registrant as specified in its charter)

Delaware	814-01528	88-1377220
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

1633 Broadway, 48th Floor,
New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 720-0300

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 27, 2023, New Mountain Guardian IV BDC, L.L.C.’s (the “Company”) board of directors received and accepted the resignation of Shiraz Y. Kajee as Chief Financial Officer and Treasurer, to become effective April 1, 2023. In submitting his resignation, Mr. Kajee did not express any disagreement on any matter relating to the Company’s operations, policies or practices.

The Company’s board of directors will appoint Laura C. Holson as the interim Chief Financial Officer and Treasurer of the Company upon Mr. Kajee’s departure, which would become effective April 1, 2023, until the Company completes its search for Mr. Kajee’s permanent successor. In addition, Ms. Holson would continue in her role as Chief Operating Officer of the Company. Ms. Holson joined New Mountain Capital, L.L.C. (“New Mountain Capital”) in 2009, and she currently serves as a Managing Director. Ms. Holson is primarily dedicated to the credit business and has been the Chief Operating Officer of New Mountain Capital’s credit platform since January 1, 2022, and the Chief Operating Officer of the Company since February 2022. Ms. Holson previously held a variety of roles within New Mountain Capital, including Head of Capital Markets, and has been a member of its credit team for over 10 years. There is no arrangement or understanding between Ms. Holson and any other person pursuant to which she was appointed as the interim Chief Financial Officer.

The Company’s investment adviser, New Mountain Finance Advisers BDC, L.L.C., believes that its management team, with the overall support of New Mountain Capital, is adequately staffed to support the Company.

Item 9.01

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

NEW MOUNTAIN Guardian IV BDC, L.L.C.

Date: February 27, 2023	By:	/s/ Joseph W. Hartswell
		Name:	Joseph W. Hartswell
		Title:	Chief Compliance Officer and Corporate Secretary